UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 22, 2007

KNBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania	18017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (610) 861-5000

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 22, 2007, KNBT Bancorp, Inc. issued a press release announcing that the board of directors declared a regular cash dividend of $0.10 per share.  The regular quarterly cash dividend is payable December 3, 2007 to shareholders of record on November 13, 2007.  A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release, dated October 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.
Date:	October 22, 2007	By:	/s/ Eugene T. Sobol
Eugene T. Sobol Senior Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 22, 2007